As filed with the U.S. Securities and Exchange Commission on January 5, 2011
File No. 811-09036

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                                                                                                                                          (X)

Amendment No. 43

UBS Relationship Funds
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

One North Wacker Drive
Chicago, Illinois  60606
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(312) 525-7100
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Mark F. Kemper, Esq.
UBS Global Asset Management (Americas) Inc.
One North Wacker Drive
Chicago, Illinois 60606
(NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS)

Please Send Copy of Communications to:

Bruce G. Leto, Esq.
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, Pennsylvania 19103

This Amendment relates only to the UBS Absolute Return Bond Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund, UBS Global Corporate Bond Relationship Fund and UBS Global (ex-US) Bond Relationship Fund series of the Registrant. No other information relating to any other series of the Registrant is amended or superseded hereby.

EXPLANATORY NOTE

This Amendment No. 43 (the “Amendment”) to the Registration Statement of UBS Relationship Funds (the “Registrant”) on Form N-1A (File No. 811-09036) is being filed under the Investment Company Act of 1940, as amended (the “1940 Act”), to amend and supplement Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 30, 2010 under the 1940 Act (Accession No. 0001193125-10-101860) (“Amendment No. 38”), as pertaining to the Parts A of the UBS Absolute Return Bond Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund, UBS Global Corporate Bond Relationship Fund and UBS Global (ex-US) Bond Relationship Fund series of the Registrant and the Part B of the series of the Registrant only as it relates to the UBS Absolute Return Bond Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund, UBS Global Corporate Bond Relationship Fund and UBS Global (ex-US) Bond Relationship Fund.  The Parts A of the UBS Absolute Return Bond Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund, UBS Global Corporate Bond Relationship Fund and UBS Global (ex-US) Bond Relationship Fund and the Part B of the series of the Registrant only as it relates to the UBS Absolute Return Bond Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund, UBS Global Corporate Bond Relationship Fund and UBS Global (ex-US) Bond Relationship Fund, as filed in Amendment No. 38, are incorporated herein by reference.  In addition, the supplement to the Part B of the series of the Registrant only as it relates to the UBS Absolute Return Bond Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund, UBS Global Corporate Bond Relationship Fund and UBS Global (ex-US) Bond Relationship Fund series of the Registrant, as filed in Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 16, 2010 under the 1940 Act (Accession No. 0001450789-10-000194), is incorporated herein by reference.  This Amendment does not affect or incorporate by reference the currently effective Parts A or Part B as they relate to other series of the Registrant.

The shares of beneficial interest (“shares”) of the series of the Registrant are not registered under the Securities Act of 1933, as amended (the “Securities Act”), because each series of the Registrant issues its shares only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act.

Shares of the series of the Registrant may be purchased only by “accredited investors,” as defined in Regulation D under the Securities Act.  This Amendment is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act.

The audited Financial Statements and the Report of Independent Auditors thereon of the Trust for the fiscal year ended December 31, 2009 (as filed with the Commission on March 11, 2010 (Accession Number 0001193125-10-053326)) contained in the Annual Report of the series of the Registrant, dated December 31, 2009, and the unaudited Financial Statements for the semi-annual period ended June 30, 2010 (as filed with the Commission on September 8, 2010 (Accession Number 0001209286-10-000489)) contained in the Semiannual Report of the Trust, dated June 30, 2010, are incorporated herein by reference.

UBS Relationship Funds	Part A Supplement

UBS Relationship Funds
Offering Memorandum Supplement
January 5, 2011

Dear Investor,

The purpose of this supplement is to amend the Offering Memorandum of the UBS Absolute Return Bond Relationship Fund series of UBS Relationship Funds (the “Fund”) dated April 30, 2010, as follows:

Effective January 1, 2011, Jonathan Gregory replaced Christian Jochum as portfolio manager for the Fund.

Therefore, the reference to Mr. Jochum under the heading “Portfolio manager” on page A-5 of the Offering Memorandum for the Fund, is deleted in its entirety and replaced by the following:

Jonathan Gregory, portfolio manager of the Fund since January 1, 2011.

In addition, the first two paragraphs under the heading “More about the Adviser” and the sub-heading “Portfolio management” on page A-11 of the Offering Memorandum for the Fund, is deleted in its entirety and replaced by the following:

Jonathan Gregory is the lead portfolio manager for the Fund. Mr. Gregory has access to certain members of the Fixed-Income investment management team, each of whom is allocated a specified portion of each portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Gregory, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the Fund’s portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Gregory is provided below.

Jonathan Gregory has been the Head of Global Aggregate and Global Corporate Bonds at UBS Global Asset Management since January 1, 2011 and a Managing Director of UBS Global Asset Management since 2010.  Prior to joining UBS Global Asset Management, Mr. Gregory was Head of Credit and a portfolio manager at Western Asset Management from 1998 to 2009.  Mr. Gregory has been a portfolio manager of the Fund since January 1, 2011.

INVESTORS SHOULD RETAIN THIS AMENDMENT WITH THEIR OFFERING MEMORANDUM FOR FUTURE REFERENCE.

UBS Relationship Funds	Part A Supplement

UBS Relationship Funds
Offering Memorandum Supplement
January 5, 2011

Dear Investor,

The purpose of this supplement is to amend the Offering Memorandum of the UBS Absolute Return Investment Grade Bond Relationship Fund series of UBS Relationship Funds (the “Fund”) dated April 30, 2010, as follows:

Effective January 1, 2011, Jonathan Gregory replaced Christian Jochum as portfolio manager for the Fund.

Therefore, the reference to Mr. Jochum under the heading “Portfolio manager” on page A-5 of the Offering Memorandum for the Fund, is deleted in its entirety and replaced by the following:

Jonathan Gregory, portfolio manager of the Fund since January 1, 2011.

In addition, the first two paragraphs under the heading “More about the Adviser” and the sub-heading “Portfolio management” on page A-10 of the Offering Memorandum for the Fund, is deleted in its entirety and replaced by the following:

Jonathan Gregory is the lead portfolio manager for the Fund. Mr. Gregory has access to certain members of the Fixed-Income investment management team, each of whom is allocated a specified portion of each portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Gregory, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the Fund’s portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Gregory is provided below.

Jonathan Gregory has been the Head of Global Aggregate and Global Corporate Bonds at UBS Global Asset Management since January 1, 2011 and a Managing Director of UBS Global Asset Management since 2010.  Prior to joining UBS Global Asset Management, Mr. Gregory was Head of Credit and a portfolio manager at Western Asset Management from 1998 to 2009.  Mr. Gregory has been a portfolio manager of the Fund since January 1, 2011.

INVESTORS SHOULD RETAIN THIS AMENDMENT WITH THEIR OFFERING MEMORANDUM FOR FUTURE REFERENCE.

UBS Relationship Funds	Part A Supplement

UBS Relationship Funds
Offering Memorandum Supplement
January 5, 2011

Dear Investor,

The purpose of this supplement is to amend the Offering Memorandum of the UBS Global (ex-US) Bond Relationship Fund series of UBS Relationship Funds (the “Fund”) dated April 30, 2010, as follows:

Effective January 1, 2011, Bob Jolly replaced Christian Jochum as portfolio manager for the Fund.

Therefore, the reference to Mr. Jochum under the heading “Portfolio manager” on page A-4 of the Offering Memorandum for the Fund, is deleted in its entirety and replaced by the following:

Bob Jolly, portfolio manager of the Fund since January 1, 2011.

In addition, the first two paragraphs under the heading “More about the Adviser” and the sub-heading “Portfolio management” on pages A-8 and A-9 of the Offering Memorandum for the Fund, is deleted in its entirety and replaced by the following:

Bob Jolly is the lead portfolio manager for the Fund. Mr. Jolly has access to certain members of the Fixed-Income investment management team, each of whom is allocated a specified portion of each portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Jolly, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the Fund’s portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Jolly is provided below.

Bob Jolly has been a senior portfolio manager for Global Sovereign Strategies at UBS Global Asset Management since 2008 and a Managing Director of UBS Global Asset Management since 2009.  Prior to joining UBS Global Asset Management, Mr. Jolly was Head of Customized Institutional Solutions at SEI Investments from 2006 to 2008.  Mr. Jolly was also an investment professional at Gartmore Investment Management from 1982 to 2006.  Mr. Jolly has been a portfolio manager of the Fund since January 1, 2011.

INVESTORS SHOULD RETAIN THIS AMENDMENT WITH THEIR OFFERING MEMORANDUM FOR FUTURE REFERENCE.

UBS Relationship Funds	Part A Supplement

UBS Relationship Funds
Offering Memorandum Supplement
January 5, 2011

Dear Investor,

The purpose of this supplement is to amend the Offering Memorandum of the UBS Global Corporate Bond Relationship Fund series of UBS Relationship Funds (the “Fund”) dated April 30, 2010, as follows:

Effective January 1, 2011, Jonathan Gregory replaced Christian Jochum as portfolio manager for the Fund.

Therefore, the reference to Mr. Jochum under the heading “Portfolio manager” on page A-4 of the Offering Memorandum for the Fund, is deleted in its entirety and replaced by the following:

Jonathan Gregory, portfolio manager of the Fund since January 1, 2011.

In addition, the first two paragraphs under the heading “More about the Adviser” and the sub-heading “Portfolio management” on page A-9 of the Offering Memorandum for the Fund, is deleted in its entirety and replaced by the following:

Jonathan Gregory is the lead portfolio manager for the Fund. Mr. Gregory has access to certain members of the Fixed-Income investment management team, each of whom is allocated a specified portion of each portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Gregory, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the Fund’s portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Gregory is provided below.

Jonathan Gregory has been the Head of Global Aggregate and Global Corporate Bonds at UBS Global Asset Management since January 1, 2011 and a Managing Director of UBS Global Asset Management since 2010.  Prior to joining UBS Global Asset Management, Mr. Gregory was Head of Credit and a portfolio manager at Western Asset Management from 1998 to 2009.  Mr. Gregory has been a portfolio manager of the Fund since January 1, 2011.

INVESTORS SHOULD RETAIN THIS AMENDMENT WITH THEIR OFFERING MEMORANDUM FOR FUTURE REFERENCE.

UBS Relationship Funds	Part B Supplement

UBS Relationship Funds
Offering Memorandum Supplement
January 5, 2011

Dear Investor,

The purpose of this supplement is to update the Part B of the Offering Memorandum dated April 30, 2010 ("Part B") of the UBS Absolute Return Bond Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund, UBS Global Corporate Bond Relationship Fund and UBS Global (ex-US) Bond Relationship Fund series of the UBS Relationship Funds as follows:

Effective January 1, 2011, Jonathan Gregory replaced Christian Jochum as portfolio manager for the UBS Absolute Return Bond Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund and UBS Global Corporate Bond Relationship Fund.  In addition, effective January 1, 2011, Bob Jolly replaced Christian Jochum as portfolio manager for UBS Global (ex-US) Bond Relationship Fund.  Therefore, on page B-80 of the Part B, the following information replaces the information for “Christian Jochum” under Item 20, “Portfolio managers:”

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio Manager (Funds managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Jonathan Gregory* (UBS Absolute Return Bond Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund and UBS Global Corporate Bond Relationship Fund)	5	$450	17++	$3,643	35++	$10,932
Bob Jolly** (UBS Global (ex-US) Bond Relationship Fund)	2+	$55	23++	$2,968	9++	$2,290

*	Mr. Gregory became a portfolio manager of the Funds on January 1, 2011. Information provided for Mr. Gregory is for the accounts Mr. Gregory is expected to manage as of September 30, 2010.
**	Mr. Jolly became a portfolio manager of the Fund on January 1, 2011. Information provided for Mr. Jolly is as of September 30, 2010.
+	One account was calculated with an exchange rate of 1.0168 as of September 30, 2010.
++	All accounts were calculated with an exchange rate of 1.0168 as of September 30, 2010

In addition, on page B-84 of the Part B, the following information is added under Item 20, “Portfolio managers:”

As of December 31, 2010, neither Mr. Gregory nor Mr. Jolly owned shares in the Funds they managed.

INVESTORS SHOULD RETAIN THIS AMENDMENT WITH PART B FOR FUTURE REFERENCE.

UBS RELATIONSHIP FUNDS

PART C

OTHER INFORMATION

ITEM 28.                      EXHIBITS.

(a)	Articles of Incorporation.

(1)
Amended and Restated Agreement and Declaration of Trust dated August 15, 1994, as amended and restated on May 20, 1996 and April 23, 2003 (the “Declaration”) is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A (File No. 811-9036) (the “Registration Statement”) as filed electronically with the SEC on April 29, 2003.

(i)
Amended Exhibit A as of December 6, 2007 to the Amended and Restated Declaration of Trust is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement as filed electronically with the SEC on January 29, 2008.

(ii)
Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement as filed electronically with the SEC on April 29, 2008.

(2)
Certificate of Trust as filed with the Secretary of State of the State of Delaware on August 16, 1994 is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement as filed electronically with the SEC on June 12, 1998.

(i)
Amendment to Certificate of Trust filed April 24, 1995 is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement as filed electronically with the SEC on June 12, 1998.

(ii)
Amendment to the Certificate of Trust effective April 8, 2002 is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement as filed electronically with the SEC on April 9, 2002.

(b)	By-laws.

(1)	By-Laws dated August 22, 1994 are incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement as filed electronically with the SEC on April 30, 1997.

(i)
Certificate of Vice President and Assistant Secretary dated July 1, 2002 amending the By-Laws is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement as filed electronically with the SEC on July 3, 2002.

(ii)
Amendment effective as of April 25, 2002 to the Trust’s By-Laws is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement as filed electronically with the SEC on September 9, 2002.

(iii)
Certificate of Vice President and Assistant Secretary dated April 23, 2008 amending the By-Laws is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement as filed electronically with the SEC on April 29, 2008.

(c)	Instruments Defining Rights of Security Holders.

The rights of security holders of the Trust are further defined in the following sections of the Trust’s By-laws and Declaration:

(1)	By-laws

See Article I - “Meetings of Holders Article VI, “Interest”.

(2)	Declaration of Trust

See Article III - “Powers of Trustees”

See Article V - “Limitations of Liability”

See Article VI - “Units in the Trust”

See Article IX - “Holders”

See Article VIII - “Determination of Book Capital Account Balance, Net Income and Distributions”.

(d)	Investment Advisory Contracts.

(1)
Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. on behalf of the Brinson Global Securities Fund, Brinson Short-Term Fund, Brinson Post-Venture Fund, Brinson High Yield Fund, Brinson Emerging Markets Equity Fund and Brinson Emerging Markets Debt Fund is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement as filed electronically with the SEC on April 30, 1997.

(i)
Amendment No. 1 dated June 26, 1997 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the addition of the Brinson U.S. Equity Fund, Brinson U.S. Large Capitalization Equity Fund, Brinson U.S. Intermediate Capitalization Equity Fund, Brinson EXDEX(R) Fund, Brinson Non-U.S. Equity Fund, Brinson Bond Plus Fund, Brinson U.S. Bond Fund and Brinson U.S. Short/Intermediate Fixed Income Fund is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement as filed electronically with the SEC on June 12, 1998.

(ii)
Amendment No. 2 dated January 27, 1998 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the addition of the Brinson U.S. Cash Management Prime Fund and Brinson Global Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement as filed electronically with the SEC on June 12, 1998.

(iii)
Amendment No. 3 dated June 1, 1998 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the addition of the Brinson U.S. Large Capitalization Value Equity Fund and the Brinson Global Bond Fund and the elimination of the Brinson Short-Term Fund and the Brinson Global Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement as filed electronically with the SEC on June 12, 1998.

(iv)
Amendment No. 4 dated June 1, 1998 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the addition of the Brinson Short-Term Fund is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement as filed electronically with the SEC on June 12, 1998.

(v)
Amendment No. 5 dated February 28, 2000 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the addition of the (i) Brinson U.S. Treasury Inflation Protected Securities Fund, (ii) Brinson Defensive High Yield Fund and (iii) Brinson Limited Duration Fund; (iv) the elimination of the Brinson EXDEX(R) Fund; (v) the name change of the Brinson Post-Venture Fund to the Brinson U.S. Small Capitalization Equity Fund; and (vi) the name change of the Brinson U.S. Large Capitalization Value Equity Fund to the Brinson U.S. Value Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement as filed electronically with the SEC on October 30, 2000.

(vi)
Amendment No. 6 dated October 30, 2000 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the name change of the Brinson Global (Ex-U.S.) Equity Fund to the Brinson International Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement as filed electronically with the SEC on April 27, 2001.

(vii)
Amendment No. 7 dated October 30, 2000 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the deletion of the Brinson High Yield Fund and the Brinson Defensive High Yield Fund is incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement as filed electronically with the SEC on April 27, 2001.

(viii)
Amendment No. 8 dated December 13, 2001 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting (i) the name change of the Brinson Limited Duration Fund to the Brinson Enhanced Yield Fund and (ii) the name change of the Brinson U.S. Short/Intermediate Fixed Income Fund to the Brinson Short Duration Fund is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement as filed electronically with the SEC on April 9, 2002.

(ix)
Amendment No. 9 dated April 8, 2002 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and UBS Global Asset Management (Americas) Inc. (formerly known as Brinson Partners, Inc.) reflecting the name change of (i) the Brinson Global Securities Fund to the UBS Global Securities Relationship Fund, (ii) the Brinson U.S. Small Capitalization Equity Fund to the UBS U.S. Small Cap Equity Relationship Fund, (iii) the Brinson Emerging Markets Equity Fund to the UBS Emerging Markets Equity Relationship Fund, (iv) the Brinson Emerging Markets Debt Fund to the UBS Emerging Markets Debt Relationship Fund, (v) the Brinson U.S. Equity Fund to the UBS U.S. Equity Relationship Fund, (vi) the Brinson U.S. Cash Management Prime Fund to the UBS U.S. Cash Management Prime Relationship Fund, (vii) the Brinson U.S. Value Equity Fund to the UBS U.S. Value Equity Relationship Fund, (viii) the Brinson International Equity Fund to the UBS International Equity Relationship Fund, (ix) the Brinson Short-Term Fund to the UBS Short-Term Relationship Fund, (x) the Brinson U.S. Large Capitalization Equity Fund to the UBS U.S. Large Cap Equity Relationship Fund, (xi) the Brinson U.S. Bond Fund to the UBS U.S. Bond Relationship Fund, (xii) the Brinson Global Bond Fund to the UBS Global Bond Relationship Fund, (xiii) the Brinson U.S. Intermediate Capitalization Equity Fund to the UBS U.S. Intermediate Cap Equity Relationship Fund, (xiv) the Brinson Bond Plus Fund to the UBS U.S. Core Plus Relationship Fund, (xv) the Brinson Short Duration Fund to the UBS Short Duration Relationship Fund, (xvi) the Brinson Enhanced Yield Fund to the UBS Enhanced Yield Relationship Fund, (xvii) the Brinson U.S. Treasury Inflation Protected Securities Fund to the UBS U.S. Treasury Inflation Protected Securities Relationship Fund is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement as filed electronically with the SEC on January 29, 2008.

(x)
Amendment No. 10 dated April 29, 2004 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and UBS Global Asset Management (Americas) Inc. (formerly known as Brinson Partners, Inc.) reflecting the name change of the UBS U.S. Equity Relationship Fund to the UBS U.S. Large Cap Equity Relationship Fund is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement as filed electronically with the SEC on April 30, 2007.

(2)
Investment Advisory Agreement dated October 30, 2000 between Registrant and Brinson Partners, Inc. on behalf of the Brinson High Yield Fund and the Brinson Defensive High Yield Fund is incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement as filed electronically with the SEC on April 27, 2001.

(i)
Amendment No. 1 dated May 21, 2001 to Schedule A of the Investment Advisory Agreement dated October 30, 2000 between the Registrant and Brinson Partners, Inc. reflecting the addition of the Brinson U.S. Securitized Mortgage Fund is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement as filed electronically with the SEC on April 9, 2002.

(ii)
Amendment No. 2 dated August 28, 2001 to Schedule A of the Investment Advisory Agreement dated October 30, 2000 between the Registrant and Brinson Partners, Inc. reflecting the addition of the DSI Enhanced S&P 500 Fund is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement as filed electronically with the SEC on April 9, 2002.

(iii)
Amendment No. 3 dated April 8, 2002 to Schedule A of the Investment Advisory Agreement dated October 30, 2000 between the Registrant and UBS Global Asset Management (Americas) Inc. (formerly known as Brinson Partners, Inc.) reflecting the name change of (i) the Brinson High Yield Fund to the UBS High Yield Relationship Fund, (ii) the Brinson Defensive High Yield Fund to the UBS Defensive High Yield Relationship Fund, (iii) the Brinson Securitized Mortgage Fund to the UBS U.S. Securitized Mortgage Relationship Fund, and (iv) DSI Enhanced S&P 500 Fund to the DSI Enhanced S&P 500 Relationship Fund is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement as filed electronically with the SEC on January 29, 2008.

(iv)
Amendment No. 4 dated April 29, 2004 to Schedule A of the Investment Advisory Agreement dated October 30, 2000 between the Registrant and UBS Global Asset Management (Americas) Inc. (formerly known as Brinson Partners, Inc.) reflecting the elimination of the DSI Enhanced S&P 500 Relationship Fund is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement as filed electronically with the SEC on April 30, 2007.

(v)
Amendment No. 5 dated April 28, 2006 to Schedule A of the Investment Advisory Agreement dated October 30, 2000 between the Registrant and UBS Global Asset Management (Americas) Inc. (formerly known as Brinson Partners, Inc.) reflecting the elimination of the UBS Defensive High Yield Relationship Fund is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement as filed electronically with the SEC on January 29, 2008.

(3)
Investment Advisory Agreement, dated July 1, 2002, between the Registrant and UBS Global Asset Management (Americas) Inc. on behalf of UBS Global Securities Relationship Fund, UBS Global Bond Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Intermediate Cap Relationship Fund, UBS U.S. Value Equity Relationship Fund, UBS U.S. Small Cap Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS U.S. Core Plus Relationship Fund, UBS U.S. Bond Relationship Fund, UBS Short Duration Relationship Fund, UBS Enhanced Yield Relationship Fund, UBS U.S. Treasury Inflation Protected Securities Relationship Fund, UBS Short-Term Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, and UBS Opportunistic High Yield Relationship Fund is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement as filed electronically with the SEC on November 4, 2005.

(i)
Amendment No. 1 dated August 19, 2002 to Schedule A of the Investment Advisory Agreement dated July 1, 2002 between the Registrant and UBS Global Asset Management (Americas) Inc. reflecting the name change of the UBS Global Bond Relationship Fund to the UBS Global Aggregate Bond Relationship Fund is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement as filed electronically with the SEC on September 9, 2002.

(ii)
Amendment No. 2 dated April 29, 2003 to Schedule A of the Investment Advisory Agreement dated July 1, 2002 between the Registrant and UBS Global Asset Management (Americas) Inc. reflecting the addition of the UBS Corporate Bond Relationship Fund is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement as filed electronically with the SEC on November 4, 2005.

(iii)
Amendment No. 3 dated April 29, 2004 to Schedule A of the Investment Advisory Agreement dated July 1, 2002 between the Registrant and UBS Global Asset Management (Americas) Inc. reflecting the addition of the UBS All Country World Ex US Equity Relationship Fund and the re-designation of (i) the UBS U.S. Large Cap Equity Relationship Fund to the UBS Large-Cap Select Equity Relationship Fund; (ii) the UBS U.S. Small Cap Equity Relationship Fund to the UBS Small-Cap Equity Relationship Fund; and (iii) the UBS U.S. Value Equity Relationship Fund to the UBS U.S. Large-Cap Value Equity Relationship Fund is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement as filed electronically with the SEC on November 4, 2005.

(iv)
Amendment No. 4 dated May 2, 2005 to Schedule A of the Investment Advisory Agreement dated July 1, 2002 between the Registrant and UBS Global Asset Management (Americas) Inc. reflecting the addition of (i) the UBS Absolute Return Bond Relationship Fund; (ii) the UBS Emerging Markets Equity Completion Relationship Fund; (iii) the UBS U.S. Small-Mid Cap Core Relationship Fund; (iv) the UBS U.S. Small-Mid Cap Growth Relationship Fund; and (v) the UBS U.S. Equity Long/Short Relationship Fund is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement as filed electronically with the SEC on November 4, 2005.

(v)
Amendment No. 5 dated November 3, 2005 to Schedule A of the Investment Advisory Agreement dated July 1, 2002 between the Registrant and UBS Global Asset Management (Americas) Inc. reflecting the addition of (i) the UBS Global Equity Relationship Fund; (ii) the UBS U.S. Smaller Cap Equity Completion Relationship Fund; (iii) the UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund; (iv) the UBS U.S. Large Cap Growth Equity Relationship Fund; and (v) the UBS U.S. Large-Cap Select Growth Equity Relationship Fund and the re-designation of (i) the UBS U.S. Small-Mid Cap Growth Relationship Fund to the UBS U.S. Small-Mid Cap Growth Equity Relationship Fund; and (ii) the UBS U.S. Equity Long/Short Relationship Fund to the UBS U.S. Equity Alpha Relationship Fund is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement as filed electronically with the SEC on April 30, 2007.

(vi)
Amendment No. 6 dated December 6, 2005 to Schedule A of the Investment Advisory Agreement dated July 1, 2002 between the Registrant and UBS Global Asset Management (Americas) Inc. reflecting the addition of UBS Absolute Return Bond Relationship Fund is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement as filed electronically with the SEC on April 30, 2007.

(vii)
Amendment No. 7 dated April 28, 2006 to Schedule A of the Investment Advisory Agreement dated July 1, 2002 between the Registrant and UBS Global Asset Management (Americas) Inc. reflecting the re-designation of (i) the UBS Absolute Return Bond Relationship Fund to the UBS Absolute Return Investment Grade Bond Relationship Fund and the addition of (i) the UBS Absolute Return Bond Relationship Fund; and (ii) the UBS Global (ex-US) Bond Relationship Fund is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement as filed electronically with the SEC on April 30, 2007.

(viii)
Amendment No. 8 dated July 1, 2002 to Schedule A of the Investment Advisory Agreement dated July 1, 2002 between the Registrant and UBS Global Asset Management (Americas) Inc. reflecting the addition of (i) UBS Opportunistic Loan Relationship Fund and (ii) UBS U.S. Equity Alpha Value Relationship Fund is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement as filed electronically with the SEC on April 29, 2008.

(ix)
Amendment No. 9 dated April 29, 2009 to Schedule A of the Investment Advisory Agreement dated July 1, 2002 between the Registrant and UBS Global Asset Management (Americas) Inc. reflecting the addition of UBS Global (ex-U.S.) All Cap Growth Relationship Fund is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement as filed electronically with the SEC on April 30, 2009.

(e)	Underwriting Contracts.

Not applicable.

(f)	Bonus or Profit Sharing Contracts.

Not applicable.

(g)	Custodian Agreements.

(1)
Custodian arrangements are provided under a Multiple Services Agreement effective May 9, 1997 (the “Agreement”) between the Registrant and Morgan Stanley Trust Company (“MSTC”) on behalf of each series of the Registrant. Effective October 1, 1998, MSTC was acquired by The Chase Manhattan Bank (“Chase”), and Chase assumed all of MSTC’s rights and obligations under the Agreement is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement as filed electronically with the SEC on June 12, 1998.

(i)
Amendment dated May 9, 2000 relating to the Fee Obligation and Continuation of the Agreement is incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement as filed electronically with the SEC on October 30, 2000.

(ii)
Amendment to Schedule B3 (Authorized Persons) of the Agreement as approved through March 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement as filed electronically with the SEC on April 29, 2008.

(iii)
Amendment to Attachment A (Approved List of Borrowers) of the Agreement as approved through December 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement as filed electronically with the SEC on April 29, 2008.

(iv)
Form of Amendment to Schedule A (Securities Lending Authorization), reflecting the re-designation of (i) the UBS Absolute Return Bond Relationship Fund to the UBS Absolute Return Investment Grade Bond Relationship Fund and the addition of (i) the UBS Absolute Return Bond Relationship Fund; and (ii) the UBS Global (ex-US) Bond Relationship Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement as filed electronically with the SEC on April 28, 2006.

(v)
Addendum (Fee Schedule) to the Agreement, dated May 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement as filed electronically with the SEC on April 29, 2008.

(vi)
Amendment to Schedule B1 (List of Series), reflecting the addition of (i) UBS Opportunistic Loan Relationship Fund and (ii) UBS U.S. Equity Alpha Value Relationship Fund, is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement as filed electronically with the SEC on April 29, 2008.

(vii)
Amendment to Schedule B1 (List of Series), reflecting the addition of UBS Global (ex-U.S.) All Cap Growth Relationship Fund is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement as filed electronically with the SEC on April 30, 2009.

(viii)
Addendum (Fee Schedule) to the Agreement, dated August 1, 2009 is incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement as filed electronically with the SEC on April 30, 2010.

(ix)
Amendment to Schedule B3 (Authorized Persons) to the Agreement is incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement as filed electronically with the SEC on April 30, 2010.

(h)	Other Material Contracts.

Not applicable.

(i)	Legal Opinion.

Not applicable.

(j)	Other Opinions.

Not applicable.

(k)	Omitted Financial Statements.

Not applicable.

(l)	Initial Capital Agreements.

Not applicable.

(m)	Rule 12b-1 Plan.

Not applicable.

(n)	Rule 18f-3 Plan.

Not applicable.

(o)	Reserved

(p)	Codes of Ethics.

(1)
Joint Code of Ethics of the Registrant and Investment Adviser is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement as filed electronically with the SEC on October 28, 2010.

(q)	Powers of Attorney.

(1)
Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell as attorneys-in-fact and agents to Walter E. Auch, Frank K. Reilly, Edward M. Roob, Adela Cepeda, J. Mikesell Thomas, Thomas Disbrow and Kai Sotorp is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement as filed electronically with the SEC on April 30, 2007.

(2)
Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell as attorneys-in-fact and agents to Abbie J. Smith and John J. Murphy is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement as filed electronically with the SEC on April 30, 2009.

(3)
Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Creswell as attorneys-in-fact and agents to Mark E. Carver is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement as filed electronically with the SEC on June 30, 2010.

ITEM 29.                      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

None.

ITEM 30.                      INDEMNIFICATION.

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), indemnification provisions for each of the Registrant’s Trustees, officers, employees, agents and persons who serve at the Trust’s request as directors, officers or trustees of other organizations in which the Trust has any interest as a shareholder, creditor or otherwise are set forth in Article V, Sections 5.2 and 5.3 of the Registrant’s Declaration as amended and restated on April 23, 2003. (included in Item 23(a)(1) above).

Pursuant to Article V, Section 5.2 of the Registrant’s Declaration, the Trust shall indemnify each of its Trustees, officers, employees, and agents (including Persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) and the tax matters partner (“TMP”) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him, her or it in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he, she or it may be involved or with which he, she or it may be threatened, while in office or thereafter, by reason of his, her or its being or having been such a Trustee, officer, employee, agent or TMP, except with respect to any matter as to which he, she or it shall have been adjudicated to have acted in bad faith, with willful misfeasance, gross negligence or reckless disregard of his, her or its duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in conduct involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he, she or it did not engage in such conduct by written opinion from independent legal counsel approved by the Trustees.  The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he, she or it may be otherwise entitled except out of the Trust Property.  The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified Person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he, she or it is not entitled to such indemnification.

Pursuant to Article V, Section 5.3 of the Registrant’s Declaration, no Holder shall be liable for any liabilities or obligations of the Trust.  To the extent assets are available in the Trust, the Trust shall indemnify and hold each Holder harmless from and against any claim or liability to which such Holder may become subject by reason of his or her being or having been a Holder and shall reimburse such Holder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability; and provided, further, that no Holder shall be entitled to indemnification by any series established in accordance with Section 9.8 unless such Holder is a Holder of Units of such series.  The rights accruing to a Holder under this Section 5.3 shall not exclude any other right to which such Holder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Holder in any appropriate situation even though not specifically provided herein.

“Director and Officer” liability policies purchased by the Registrant insure the Registrant’s Trustees and officers, subject to the policies’ coverage limits, exclusions and deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

The Registrant hereby undertakes that it will apply the indemnification provision of the Declaration, in a manner consistent with Release 11,330 of the SEC under the 1940 Act, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

ITEM 31.                      BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.

UBS Global Asset Management (Americas) Inc. provides investment advisory service for a variety of individuals and institutions. It presently provides investment advisory services to three other investment companies.

For information as to any other business, profession, vocation or employment of a substantial nature in which the Registrant’s investment advisor, UBS Global Asset Management (Americas) Inc., and each director or officer of the Registrant’s investment advisor is or has been engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee within the last two fiscal years, reference is made to the Form ADV (File #801-34910) filed by it under the Investment Advisers Act of 1940, as amended.

ITEM 32.                      PRINCIPAL UNDERWRITERS.

Not Applicable.

ITEM 33.                      LOCATION OF ACCOUNTS AND RECORDS.

All records described in Section 31(a) [15 U.S.C. 80a-30(a)] and the rules under that section, are maintained by the Registrant’s investment advisor, UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606, except for those maintained by the Registrant’s Custodian, JPMorgan Chase Bank (“Chase”), 270 Park Avenue, New York, New York 10017.

Chase provides general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Registrant, including the coordination and monitoring of any third party service providers and maintains all such records relating to these services.

ITEM 34.                      MANAGEMENT SERVICES.

The Registrant is not a party to any management-related service contracts not discussed in Part A or Part B.

ITEM 35.                      UNDERTAKINGS.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 5th day of January 2011.

UBS RELATIONSHIP FUNDS

By:  /s/ Joseph J. Allessie
Joseph J. Allessie
Vice President and Assistant Secretary

EXHIBITS

None.